UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

December 10, 2004
 Date of Report (Date of earliest event reported)

HESKA CORPORATION
(Exact name of Registrant as specified in its charter)

Delaware	000-22427	77-0192527
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation)		Identification Number)

1613 Prospect Parkway
Fort Collins, Colorado 80525
(Address of principal executive offices, including zip code)

(970) 493-7272
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.       Entry into a Material Definitive Agreement.

        On December 10, 2004, Diamond Animal Health, Inc., a subsidiary of Heska Corporation (“Heska”), entered into the Second Amendment to the Amended and Restated Bovine Vaccine Distribution Agreement dated September 30, 2002 (the “Amendment”) with Agri Laboratories, Ltd. The material terms of the Amendment are described in the press release issued by Heska on December 13, 2004, a copy of which is included as Exhibit 99.1 to this report and incorporated herein by reference.

Item 9.01.       Financial Statements and Exhibits.

               (c)     Exhibits.

               99.1   Press Release dated December 13, 2004 issued by Heska.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HESKA CORPORATION
Dated: December 15, 2004	By: /s/Jason A. Napolitano JASON A. NAPOLITANO Executive Vice President, Chief Financial Officer and Secretary